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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGES ACT OF 1934


       Date of Report (Date of earliest event reported): January 13, 1997


                          NETLIVE COMMUNICATIONS, INC.
             (Exact name of Registrant as Specified in its Charter)


            Delaware                   0-28728                13-384-8652
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)                File No.)           Identification No.)


                     584 Broadway, New York, New York 10012
                    (Address of Principal Executive Office)


       Registrant's telephone number including area code: (212) 343-7082

                                 Not Applicable
             (Former name or address, if changed since last report)


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ITEM 5. OTHER EVENTS.

      Filed as an exhibit to this Report on Form 8-K is a copy of the amendment to Article II, Section 7 of the Registrant's By-laws modifying the procedure relating to action by written consent of stock holders which was adopted by the Registrant's Board of Directors on January 13, 1997.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

      3.2   Amendment to the Registrant's By-laws.

ITEMS 1, 2, 3, 4 AND 6 ARE NOT APPLICABLE AND HAVE BEEN OMITTED.






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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETLIVE COMMUNICATIONS, INC.



Dated: January 28, 1997                By: /s/ Laurence M. Rosen
                                          --------------------------------
                                                 Signature
                                          Name : Laurence M. Rosen
                                          Title: Chief Executive Officer,
                                                 President and Treasurer
                                                 (Principal Financial Officer)






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                                 EXHIBIT INDEX
                                  TO FORM 8-K
                                  -----------


Exhibit                                                         Page No.
-------                                                         --------
3.2   Amendment to By-laws                                         5






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